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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   AUGUST 1, 2000
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                          CREDENCE SYSTEMS CORPORATION

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             (Exact name of registrant as specified in its charter)

              DELAWARE                               000-22366                           94-2878499
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    (State or other jurisdiction                  (Commission                         (IRS Employer
          of incorporation)                        File Number)                       Identification No.)

                       215 FOURIER AVENUE, FREMONT, CALIFORNIA                                 94539
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                      (Address of principal executive offices)                                (Zip Code)

Registrant's telephone number, including area code     (510) 657-7400
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                                      NONE
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                         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

        On August 1, 2000, the Registrant issued a press release announcing the registrant's acquisition of Modulation Instruments, Inc.

Item 7.  Exhibits.

        Press Release disseminated on August 1, 2000 announcing the registrant's acquisition of Modulation Instruments, Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CREDENCE SYSTEMS CORPORATION
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                                                 (Registrant)


Date:  August 1, 2000                        By  /s/ DENNIS WOLF
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                                                 Name:  Dennis Wolf
                                                 Title: Chief Financial Officer


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                                INDEX TO EXHIBITS

       EXHIBIT NO.                         DESCRIPTION
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       99.1           Press Release disseminated on August 1, 2000
                      announcing the registrant's acquisition of Modulation Instruments, Inc.